UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2013

Online Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26123	52-1623052
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Chantilly, Virginia		20151
(Address of principal executive offices)		(Zip Code)

703-653-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 30, 2013, Online Resources Corporation, a Delaware corporation (“ORCC”), ACI Worldwide, Inc., a Delaware corporation (“ACI”), and Ocelot Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of ACI (“Purchaser”), entered into a Transaction Agreement (the “Transaction Agreement”) providing for the acquisition of ORCC by ACI. The board of directors of ORCC has unanimously (i) approved and declared advisable the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including each of the Offer (as defined below) and the Merger (as defined below), in accordance with the requirements of Delaware law and (ii) resolved to recommend that the stockholders of ORCC accept the Offer and tender their ORCC Shares (as defined below) to Purchaser pursuant to the Offer. The boards of directors of ACI and Purchaser have approved and declared advisable the Transaction Agreement, the Offer, the Merger and the transactions contemplated thereby in accordance with the requirements of Delaware law.

Pursuant to the Transaction Agreement, and upon the terms and subject to the conditions described therein, ACI has agreed to cause Purchaser to commence a tender offer (the “Offer”) as promptly as practicable after January 30, 2013, for all of ORCC’s outstanding shares of common stock, par value $0.0001 per share (the “ORCC Shares”), at a purchase price of $3.85 per ORCC Share in cash, without interest, less any applicable withholding taxes (the “Offer Price”). The obligation of ACI and Purchaser to consummate the Offer is subject to the condition that there be validly tendered in accordance with the terms of the Offer and not validly withdrawn prior to the expiration date of the Offer that number of ORCC Shares that, together with any other ORCC Shares beneficially owned by ACI or its subsidiaries, constitutes a majority of all of the ORCC Shares outstanding and entitled to vote in the election of directors, calculated on a fully diluted basis on the date of purchase (which assumes conversion or exercise of all derivative securities of ORCC, regardless of the conversion or exercise price or other terms and conditions of such securities). The consummation of the Offer also is subject to the satisfaction of other customary conditions, including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in accordance with the terms of the Transaction Agreement and the absence of a material adverse effect. The consummation of the Offer is not subject to any financing condition.

As described in more detail below under “Shareholder Agreements”, ACI and Purchaser also have entered into Shareholder Agreements (as defined below) with certain funds affiliated with Tennenbaum Capital Partners, LLC (collectively, “Tennenbaum”), which funds hold all of the outstanding shares of ORCC’s Series A-1 Convertible Preferred Stock (the “ORCC Preferred Stock”). Pursuant to these Shareholder Agreements, Purchaser will purchase all of the outstanding shares of ORCC Preferred Stock after the closing of the Offer at a purchase price in cash equal to the preference amount of the ORCC Preferred Stock as of the date of such purchase (estimated to be an aggregate of $127.5 million). The purchase price for the ORCC Preferred Stock is equal to the amount that the holders of the ORCC Preferred Stock are entitled to receive upon a change of control of ORCC under the terms of the ORCC Preferred Stock set forth in ORCC’s existing Certificate of Incorporation.

Following the completion of the Offer and the purchase of the ORCC Preferred Stock, and subject to the terms and conditions of the Transaction Agreement, Purchaser will be merged with and into ORCC (the “Merger”), with ORCC surviving as a wholly owned subsidiary of ACI. At the effective time of the Merger, each ORCC Share issued and outstanding immediately prior to such effective time (other than (i) ORCC Shares then owned by ACI, ORCC or any of their respective direct or indirect wholly owned subsidiaries and (ii) ORCC Shares that are held by any stockholders who properly demand appraisal in connection with the Merger) will cease to be issued and outstanding, will be cancelled, will cease to exist and will be converted into the right to receive an amount in cash equal to the Offer Price ($3.85), without interest, less any applicable withholding taxes. Each share of Series A-1 Convertible Preferred Stock issued and outstanding immediately prior to the effective date of the Merger beneficially owned by ACI will remain outstanding after the effective time of the Merger.

ORCC granted to Purchaser under the Transaction Agreement an irrevocable option (the “Top-Up Option”), exercisable after the consummation of the Offer and prior to the effective time of the Merger, to purchase at a price per ORCC Share equal to the Offer Price up to that number of newly issued ORCC Shares (the “Top-Up Option Shares”) from ORCC at a per ORCC Share purchase price equal to the Offer Price that, when added to the number of ORCC Shares owned by ACI and Purchaser at the time of exercise of the Top-Up Option, constitutes 90% of the number of ORCC Shares that will be outstanding immediately after the issuance of the Top-Up Option Shares. If ACI and Purchaser acquire, together with the ORCC Shares held by ACI, Purchaser and any other subsidiary of ACI, at least 90% of the outstanding ORCC Shares and at least 90% of the outstanding shares of ORCC Preferred Stock, they will complete the Merger through the “short form” procedures available under Section 253 of the General Corporation Law of the State of Delaware. The obligation of ORCC to deliver Top-Up Option Shares upon the exercise of the Top-Up Option is subject to certain customary conditions, including that (i) at the time of exercise, Purchaser owns more than 50% of all of the ORCC Shares outstanding and entitled to vote in the election of directors, on a fully diluted basis (which assumes conversion or exercise of all derivative securities of ORCC, regardless of the conversion or exercise price or other terms and conditions of such securities but less than 90% of the ORCC Shares then outstanding, (ii) upon exercise of the Top-Up Option, the number of ORCC Shares owned, directly or indirectly, by Parent or Purchaser constitutes 90% of the number of ORCC Shares that will be outstanding immediately after the exercise of the Top-Up Option, (iii) the number of Top-Up Option Shares issued pursuant to the Top-Up Option may in no event exceed the number of authorized and unissued ORCC Shares not otherwise reserved for issuance for outstanding ORCC stock options or other obligations of ORCC, and (iv) Purchaser has accepted for payment all ORCC Shares validly tendered in the Offer and not validly withdrawn.

The Transaction Agreement contains representations, warranties and covenants customary for a transaction of this nature.

ORCC may terminate the Transaction Agreement under certain circumstances, including to accept, and enter into a definitive agreement with respect to, a bona fide proposal or offer by an unaffiliated third person to acquire 50% or more of the ORCC Shares (giving effect to the conversion of ORCC’s Series A-1 Convertible Preferred Stock), assets, businesses, securities or ownership interests (including the securities of any subsidiary of ORCC) on terms that the board of directors of ORCC determines in good faith, after consultation with ORCC’s financial and legal advisors, and considering such factors as the board of directors of ORCC considers to be appropriate (including the conditionality and the timing and likelihood of success of such proposal or offer), are more favorable to ORCC’s stockholders than the transactions contemplated by the Transaction Agreement and that the board of directors of ORCC determines in good faith, after consultation with ORCC’s financial and legal advisors, is reasonably likely to be completed, taking into account all financial, regulatory, legal and other aspects of such proposal or offer (including the timing and likelihood of consummation thereof) (a “Superior Proposal”). Such termination is subject to the conditions that ORCC has otherwise complied with certain terms of the Transaction Agreement, including notice by ORCC to ACI of ORCC’s intention to terminate the Transaction Agreement and accept the Superior Proposal, the opportunity of ACI to revise the terms of the Offer, the determination by the board of directors of ORCC that the alternative proposal continues to be a Superior Proposal and payment of a $8.0 million termination fee to ACI.

Shareholder Agreements

In addition, in connection with the execution and delivery of the Transaction Agreement, ACI and Purchaser entered into separate Shareholder Agreements (the “Shareholder Agreements”) with certain funds affiliated with Tennenbaum Capital Partners, LLC (collectively, “Tennenbaum”), which collectively beneficially owned approximately 22.3% of all outstanding ORCC Shares (on an as-converted basis), and Joseph L. Cowan, ORCC’s Chief Executive Officer who beneficially owned approximately 1.4% of all outstanding ORCC Shares (on an as-converted basis), in each case as of January 30, 2013, based on information provided by them (collectively, the “Supporting Stockholders”). Pursuant to such Shareholder Agreements, the Supporting Stockholders have agreed, on the terms and subject to the conditions set forth in the Shareholder Agreements, among other things, to tender in the Offer the ORCC Shares beneficially owned by them. The funds affiliated with Tennenbaum also agreed to sell to Purchaser all shares of ORCC Preferred Stock owned by them for cash immediately following the date on which Purchaser accepts for payment the ORCC Shares validly tendered in the Offer. Further, each of the Supporting Stockholders has agreed to certain actions in support of the transactions contemplated by the Transaction Agreement, including granting an irrevocable limited proxy and power of attorney, to the fullest extent possible, to ACI and Purchaser, or any nominee thereof, with full power of substitution, during and for the term of the Shareholder Agreements, to vote all the ORCC Shares that such Supporting Stockholder beneficially owns at the time of such vote, at any annual, special or adjourned meeting of the ORCC stockholders (i) in favor of adoption of the Transaction Agreement and approval of the Merger and the other transactions contemplated thereby and (ii) against (a) any alternative acquisition proposal made by a third party and (b) any action or agreement that would result in a breach in any respect of any covenant, agreement, representation or warranty of ORCC under the Transaction Agreement.

Cautionary Note

The foregoing summaries of (i) the Transaction Agreement and the transactions contemplated thereby and (ii) the Shareholder Agreements and the transactions contemplated thereby, in each case, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Transaction Agreement and the Shareholder Agreements furnished herewith as Exhibits 2.1, 99.1, 99.2 and 99.3, which are incorporated herein by reference. The Transaction Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about ORCC, ACI or Purchaser, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger. The Transaction Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules issued in connection with the Transaction Agreement. For the foregoing reasons, shareholders and investors should not rely on such representations and warranties as characterizations of statements of factual information at the time they were made or otherwise.

Important Additional Information

The planned tender offer described herein has not yet commenced. The description contained herein is not an offer to buy or the solicitation of an offer to sell securities. At the time the planned tender offer is commenced, Parent and Purchaser will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the “SEC”), and ORCC will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the planned tender offer.

The tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully before making any decision to tender securities in the planned tender offer. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Those materials will be made available to ORCC’s stockholders at no expense to them. In addition, all of those materials (and all other tender offer documents filed with the SEC) will be made available at no charge on the SEC’s website: www.sec.gov.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this report, other than purely historical information, including estimates, projections and statements relating to ORCC’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include the ability of ORCC, ACI and Purchaser to complete the transactions contemplated by the Transaction Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Transaction Agreement and the possibility of any termination of the Transaction Agreement. The forward-looking statements contained in this report are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of ORCC’s stockholders will tender their Shares in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the transactions contemplated by the Transaction Agreement on ORCC’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; other uncertainties pertaining to the business of ORCC, including those set forth in ORCC’s filings with the SEC, especially in “Item 1A. Risk Factors” of ORCC’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 14, 2012 and in other periodic reports and filings with the SEC from time to time, including ORCC’s Quarterly Reports on Form 10-Q. The reader is cautioned not to unduly rely on these forward-looking statements. ORCC expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Item 3.02 Unregistered Sales of Equity Securities

The information included in Item 1.01 regarding the Top-Up Option is incorporated into this Item 3.02 by reference. The Top-Up option was, and any ORCC Shares issued on exercise will be, issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 8.01 Other Events

On January 31, 2013, ORCC and ACI issued a joint press release announcing the entry into the Transaction Agreement. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 2.1	Transaction Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Online Resources Corporation.

Exhibit 10.1	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Joseph L. Cowan, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.

Exhibit 10.2	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Jeffrey L. Kissling, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.

Exhibit 10.3	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Erik M. Labiak, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.

Exhibit 10.4	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Stephen W. Ryan, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.

Exhibit 99.1	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Opportunities Fund, LLC.

Exhibit 99.2	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Expansion Fund, LLC.

Exhibit 99.3	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Joseph L. Cowan.

Exhibit 99.4	Press Release dated January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONLINE RESOURCES CORPORATION

February 1, 2013	By:	/s/ Joseph L. Cowan
		Name:	Joseph L. Cowan
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Transaction Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Online Resources Corporation.

Exhibit 10.1	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Joseph L. Cowan, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.

Exhibit 10.2	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Jeffrey L. Kissling, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.

Exhibit 10.3	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Erik M. Labiak, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.

Exhibit 10.4	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Stephen W. Ryan, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.

Exhibit 99.1	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Opportunities Fund, LLC.

Exhibit 99.2	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Expansion Fund, LLC.

Exhibit 99.3	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Joseph L. Cowan.

Exhibit 99.4	Press Release dated January 31, 2013.